UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2017

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-18761	47-1809393
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way

Corona, California 92879

(Address of principal executive offices and zip code)

(951) 739 - 6200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b- of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Monster Beverage Corporation (the “Company”) was held on June 19, 2017, at which the following matters were submitted to a vote of the stockholders.

Proposal No. 1.  To elect ten directors of the Company to serve until the 2018 annual meeting of stockholders.

In accordance with the results below, the following individuals were re-elected as directors of the Company and received the number of votes set opposite their respective names.

Director	Votes For	Votes Withheld	Broker Non-Votes
Rodney C. Sacks	492,052,748	13,183,588	18,392,527
Hilton H. Schlosberg	462,816,158	42,420,178	18,392,527
Mark J. Hall	482,313,050	22,923,286	18,392,527
Norman C. Epstein	463,614,975	41,621,361	18,392,527
Gary P. Fayard	489,414,230	15,822,106	18,392,527
Benjamin M. Polk	498,885,855	6,350,481	18,392,527
Sydney Selati	476,129,363	29,106,973	18,392,527
Harold C. Taber, Jr.	462,469,610	42,766,726	18,392,527
Kathy N. Waller	481,640,636	23,595,700	18,392,527
Mark S. Vidergauz	483,545,190	21,691,146	18,392,527

Proposal No. 2.  To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

In accordance with the results below, the appointment of Deloitte & Touche LLP was ratified and approved.

Votes For	Votes Against	Abstentions
494,960,536	28,456,534	211,793

Proposal No. 3.  To approve the Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors.

In accordance with the results below, the Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
495,145,816	9,958,164	132,356	18,392,527

Proposal No. 4.  To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

In accordance with the results below, the compensation of the Company’s named executive officers was approved on a non-binding, advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
429,191,373	75,614,218	430,745	18,392,527

Proposal No. 5.  To approve, on a non-binding, advisory basis, the frequency with which stockholders will approve the compensation of the Company’s named executive officers.

In accordance with the results below, the board of directors of the Company determined that it will include a non-binding, advisory vote on the compensation of the Company’s executive officers in its proxy materials every year until the next advisory vote on the frequency of stockholder votes on executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
478,090,779	67,995	26,903,301	174,261	18,392,527

Proposal No. 6.  To consider a stockholder proposal requesting that the board of directors of the Company adopt a “proxy access” bylaw.

In accordance with the results below, the stockholder proposal requesting the board of directors of the Company adopt a “proxy access” bylaw was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
205,493,011	299,261,863	481,462	18,392,527

Proposal No. 7  To consider a stockholder proposal requesting that the board of directors of the Company adopt a sustainability report related to key environmental, social and governance risks and opportunities including an analysis of material water-related risks.

In accordance with the results below, the stockholder proposal requesting the board of directors of the Company adopt a sustainability report was not approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,505,806	340,802,680	3,927,850	18,392,527

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: June 20, 2017	/s/ Hilton H. Schlosberg
-----------------------------------
Hilton H. Schlosberg
Vice Chairman of the Board of Directors,
President and Chief Financial Officer